Exhibit 99.2 Richmond, VA Jupiter, FL Miami, FL + Charleston, SC Forming America’s leading utility business and energy infrastructure company To reliably and affordably meet America’s historic power demand Outer Banks, NC May 18, 2026

TEXT LEVELS Remove bullet on Level to create header text. Cautionary Information Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to move text up to the previous text level. Or use the Increase / Decrease This communication includes “forward-looking believed to be reasonable at the time such forward- party; the risk that certain provisions in the merger and market prices for electricity or gas. The registration List Level on the Home Tab to statements” within the meaning of the safe harbor looking statement is made. Any forward-looking statement agreement or the pendency of the transactions may statement on Form S-4 and joint proxy move down or up between the provisions of the Private Securities Litigation Reform Act is not a guarantee of future performance, outcomes or impact either party’s ability to pursue certain business statement/prospectus that will be filed with the Securities text levels. of 1995. All statements other than statements of historical results and is subject to numerous risks, uncertainties and opportunities or strategic transactions; unanticipated and Exchange Commission (“SEC”) will describe fact included or incorporated by reference in this other factors, many of which are beyond NextEra difficulties, liabilities or expenditures relating to the additional risks in connection with the proposed Level 1: Keep bold and communication, including, among other things, Energy’s or Dominion Energy’s control, that could cause transactions, including the impact of potential litigation transactions. While the list of factors presented here is, remove bullet to make a statements regarding the proposed business combination actual performance, outcomes or results to differ relating to the transactions; the effect of the and the list of factors to be presented in the registration paragraph transaction between NextEra Energy, Inc., a Florida materially from what is expressed or implied in the announcement, pendency or completion of the proposed statement on Form S-4 and joint proxy • Level 2: Bulleted Corporation (“NextEra Energy”), and Dominion Energy, forward-looking statement. transactions on the parties’ business relationships and statement/prospectus are considered representative, no paragraph text Inc., a Virginia Corporation (“Dominion Energy”), and These factors include a failure by NextEra Energy to business operations generally, including the parties’ such list should be considered to be a complete – Level 3: Bulleted future events, plans and anticipated results of operations, successfully integrate Dominion Energy’s businesses and relationship with regulators, suppliers, vendors and statement of all potential risks and uncertainties. For paragraph text business strategies, the anticipated benefits of the technologies, which may result in the combined company customers; the effect of the announcement or pendency additional information about other factors that could proposed transactions, the anticipated impact of the not operating as effectively and efficiently as expected; of the proposed transactions on the parties’ common cause actual results to differ materially from those proposed transactions on the combined company’s the risk that the expected benefits of the proposed stock prices and uncertainty as to the long-term value of described in the forward-looking statements, please refer business and future financial and operating results, the transactions may not be fully realized or may take longer either party’s common stock; risks that the proposed to NextEra Energy’s and Dominion Energy’s respective ALL WHITE BACKGROUND anticipated closing date for the proposed transactions to realize than expected; each party’s ability to obtain the transactions disrupt either party’s current plans and periodic reports and other filings with the SEC, including To change the background to all and other aspects of NextEra Energy’s or Dominion approval of its shareholders required to consummate the operations, including due to the diversion of the attention the risk factors contained in NextEra Energy’s and white, right-click outside the Energy’s operations or operating results are forward- proposed transactions and the timing of the closing of the of management from ordinary course business Dominion Energy’s most recently filed Annual Reports on slide, and choose FORMAT looking statements. Words and phrases such as proposed transactions, including the risk that the operations, and potential difficulties in hiring or retaining Form 10-K and subsequently filed Quarterly Reports on BACKGRUND and change “ambition,” “anticipate,” “estimate,” “believe,” “budget,” conditions to closing are not satisfied on a timely basis or employees as a result of the proposed transactions; any Form 10-Q. background color to white. “continue,” “could,” “intend,” “may,” “plan,” “potential,” at all or the failure of the transactions to close for any rating agency actions; and the impact of the Any forward-looking statements included in this “predict,” “seek,” “should,” “will,” “would,” “expect,” other reason or to close on the anticipated terms, announcement or pendency of the proposed transactions communication represent current expectations and are “objective,” “projection,” “forecast,” “goal,” “guidance,” including with the anticipated tax treatment; the risk that on either party’s ability to access capital, including the inherently uncertain and are made only as of the date “outlook,” “effort,” “target,” the negative of such terms or any governmental or regulatory approval, consent or short- and long-term debt markets, on a timely and hereof (or, if applicable, the dates indicated in such other variations thereof and words and terms of similar authorization that may be required for the proposed affordable basis; general worldwide economic conditions statement). Except as required by law, neither NextEra substance used in connection with any discussion of transactions is not obtained, is delayed or is obtained and related uncertainties; the effect and timing of Energy nor Dominion Energy undertakes or assumes any future plans, actions or events can be used to identify subject to conditions that are not anticipated or that changes in laws or in governmental regulations (including obligation to update any forward-looking statements, forward-looking statements. Where, in any forward- cause the termination of the merger agreement and environmental); fluctuations in trading prices of securities whether as a result of new information or to reflect looking statement, NextEra Energy or Dominion Energy abandonment of the transactions; the occurrence of any of NextEra Energy and in the financial results of NextEra subsequent events or circumstances or otherwise. expresses an expectation or belief as to future results, event, change or other circumstance that could give rise Energy or Dominion Energy; and the timing and extent of This is not an offer or solicitation. For additional such expectation or belief is expressed in good faith and to the termination of the merger agreement by either changes in interest rates, commodity prices and demand information, please reference slides 51-52 NextEra Energy + Dominion Energy 2

Today’s Participants John Ketchum Robert Blue Mike Dunne Steven Ridge Chairman, President Chair, President Chief Financial Officer Chief Financial Officer and CEO and CEO NextEra Energy Dominion Energy NextEra Energy Dominion Energy NextEra Energy + Dominion Energy 3

ALL WHITE BACKGROUND To change the background to all white, right-click outside the slide, and choose FORMAT BACKGRUND and change background color to white- Agenda 1 Forming the Industry Leader 2 Good for Our Customers Good for Our Team and the Communities We Serve 3 4 Good for Shareholders 5 Path to Close Key Takeaways 6 NextEra Energy + Dominion Energy 4 4

1 Forming the Industry Leader NextEra Energy + Dominion Energy 5

Power demand is expected to grow six times faster over the next 20 years 1,2,3 U.S. Electricity Demand To serve customers Thousand TWh +60% affordably and reliably, a ~6x increase in company must be able to: growth rate 6.9 6.4 Buy More Efficiently 5.8 5.1 Build More Efficiently +10% 4.3 4.0 3.9 4.0 3.9 Finance More Efficiently Operate More Efficiently 2005A 2010A 2015A 2020A 2025E 2030E 2035E 2040E 2045E Historical electricity demand Incremental demand to 2025 1. Source: ISO/RTO Forecasts, NERC ES&D, Utility IRPs, ICF 2. Historical demand represents data from NERC ES&D from 2000 to 2023, 2024 represents forecast from NERC ES&D 3. Q1 2025 represents ICF’s demand for 2025; Q4 2025 represents ICF’s demand projects from 2030–2045 NextEra Energy + Dominion Energy 6

Combining NextEra Energy and Dominion Energy would create America's leading utility business and energy infrastructure company

NextEra Energy[1]

- **~$249 B** market cap[2]
- **~$420 B** enterprise value[2]
- **~10 MM** utility customers
- **49 states**
- **~110 GW** in operations[3]
- **~90–95%** regulated and long-term contracted[4]
- **A-/Baa1/A-** rated[5]
- **~$138 B** regulated rate base[6]
- **~32.6 K** employees[7]

To reliably and affordably meet America's historic power demand

Regulated

NextEra Energy		Dominion Energy	
FPL	Florida Power & Light Company	Dominion Energy	Virginia
NextEra Energy Transmission	Electric Transmission	Dominion Energy	North Carolina
NextEra Energy Pipeline Services	Gas Transmission	Dominion Energy	South Carolina

Long-term contracted generation and storage[8]

NextEra Energy		Dominion Energy	
NextEra Energy Resources	NextEra Energy Resources	Dominion Energy	Contracted Energy

1. Represents the new combined company which would operate under the NextEra Energy name and trade under the ticker symbol NEE
2. Combined NextEra Energy and Dominion Energy metrics are as of May 15, 2026
3. Florida Power & Light, NextEra Energy Resources and Dominion Energy portfolio as of December 31, 2025; includes NextEra Energy and Dominion's ownership share of partially owned assets
4. Pro forma NextEra Energy expected to have 80% regulated and ~90–95% regulated and long-term contracted business mix under credit rating agency methodology
5. Pro forma NextEra Energy expected to maintain its current credit rating
6. As of December 31, 2025; includes regulated and invested capital at NextEra Energy and Dominion Energy, including electric and gas transmission
7. As of December 31, 2025
8. Includes Customer Supply at NextEra Energy Resources and Dominion Energy's Contracted Energy assets including Millstone

NextEra Energy + Dominion Energy | 7

TEXT LEVELS Remove bullet on Level to create header text. The combination would create Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to the number one utility company move text up to the previous text + level. in nearly every category Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. Regulated utilities in four high growth states A leader in nearly every category Level 1: Keep bold and remove bullet to make a paragraph Richmond, Virginia • Level 2: Bulleted paragraph text Dual Headquarters Total generation No. 1 – Level 3: Bulleted paragraph text No. 1 Renewables generation No. 1 Gas generation ALL WHITE BACKGROUND Cayce, South Carolina No. 2 Nuclear generation To change the background to all white, right-click outside the Operational Headquarters slide, and choose FORMAT No. 1 Battery storage BACKGRUND and change background color to white. No. 1 Generation built No. 1 Annual CapEx Juno Beach, Florida Dual Headquarters No. 1 Rate base 2 No. 1 Market capitalization The combined company expects 1 ~11% regulatory capital employed growth 1. From 2025–2032; includes Dominion Energy, Florida Power & Light and NextEra Energy electric and gas transmission regulatory capital employed and invested capital NextEra Energy + Dominion Energy 8 2. Source: FactSet, data as of May 15, 2026, compared vs S&P500 utilities index

TEXT LEVELS Remove bullet on Level to create header text. Combined company would maintain continuity in leadership, board Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to representation and headquarters move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to Transaction Structure • Tax free, all-stock merger move down or up between the text levels. • Dominion Energy shareholders to receive 0.8138 shares of NextEra Energy for each outstanding share of Dominion Energy Level 1: Keep bold and remove bullet to make a paragraph • NextEra Energy shareholders: 74.5% Pro Forma Ownership • Level 2: Bulleted • Dominion Energy shareholders: 25.5% paragraph text – Level 3: Bulleted paragraph text Leadership • John Ketchum, CEO of combined company • Robert Blue, NextEra Energy President and CEO of Regulated Utilities • Edward Baine, President and CEO of Dominion Energy VA/NC ALL WHITE BACKGROUND • Keller Kissam, President and CEO of Dominion Energy SC To change the background to all • Scott Bores, President and CEO of Florida Power & Light white, right-click outside the slide, and choose FORMAT background and change background color to white. Board composition • 14-member Board of Directors • 10 NextEra Energy; 4 Dominion Energy • John Ketchum (Chairman of NextEra Energy) to be Chairman of the Board of the combined company • Robert Blue (Chair of Dominion Energy) to serve on the Board of the combined company • Dual headquarters in Juno Beach, FL and Richmond, VA with continued operational headquarters in Cayce, SC Headquarters and Name • Dominion Energy VA/NC and Dominion Energy SC retain names • NextEra Energy, Inc. remains holding company name NextEra Energy + Dominion Energy 9

TEXT LEVELS Remove bullet on Level to create header text. The combined company would be committed to its customers, employees and Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to communities move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. Customers • ~$2.25 B total proposed bill credits allocated over first two years post-close • 79% Virginia Level 1: Keep bold and • 17% South Carolina remove bullet to make a paragraph • 3% North Carolina • Level 2: Bulleted • Upgraded credit profile and increased financial resiliency benefit customers paragraph text • Top tier customer service scores – Level 3: Bulleted • Leadership continuity paragraph text • 18 months job protection post-close for Dominion Energy employees Employees ALL WHITE BACKGROUND • 24 months compensation and benefits protection post-close for Dominion Energy employees To change the background to all • Enhanced career opportunities as part of the largest utility and third largest energy infrastructure company in white, right-click outside the the country slide, and choose FORMAT background and change • Strong union relationships background color to white. • Increased charitable giving by $10 MM/year for 5 years shared among Virginia, South Carolina and North Communities Carolina • Complementary focus on volunteerism and community service 1 The transaction is expected to close in 12-18 months 1. Subject to customary closing conditions, approval from shareholders of NextEra Energy and Dominion Energy, federal and state regulatory approvals; see timeline to close section for additional NextEra Energy + Dominion Energy 10 details on regulatory approvals

TEXT LEVELS Remove bullet on Level to create header text. The combined company would have one of the highest Adjusted EPS growth Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to rate expectations and one of the strongest balance sheets in the industry move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the Adjusted EPS and cash 1 • Expect 9%+ CAGR through 2032 off 2025 adjusted EPS text levels. 1 flow growth rate • Targeting 9%+ CAGR through 2035 off 2025 adjusted EPS 2 Level 1: Keep bold and • Operating Cash Flow growth expected to be at or above adjusted EPS growth rate range remove bullet to make a paragraph 3 • Level 2: Bulleted • Maintain NextEra Energy’s existing dividend policy post closing Dividend policy paragraph text • Dominion Energy shareholders to receive a one time $360 MM cash payment (which is taxable and is distributed – Level 3: Bulleted equally across all outstanding Dominion Energy shares) at closing paragraph text 4 • Dominion Energy will maintain current dividend policy/guidance prior to closing ALL WHITE BACKGROUND 5 • Increased regulated business mix from 70% to 80% Credit To change the background to all 5 • Increased regulated and long-term contracted business mix from 90% to 90–95% white, right-click outside the • Improved downgrade thresholds expected from each of the agencies for NextEra Energy with S&P at 17% from slide, and choose FORMAT background and change 6 18%, Moody’s at 16% from 17%, and Fitch at 4.5x from 4.3x background color to white. 7 8 • Upgraded credit ratings expected for Dominion Energy VA/NC and Dominion Energy • Reaffirmed ratings and stable outlook expected for NextEra Energy, NextEra Energy Capital Holdings and FPL 6 MM customers The transaction is expected to be immediately accretive to NextEra Energy’s adjusted EPS at closing 1. 2025 adjusted EPS of $3.71 2. Through 2032, off a 2025 pro forma base of $17.9 B 3. 6% per year growth from NextEra Energy standalone year-end 2026 expectations through 2028; dividend declarations are subject to the discretion of the board of directors of NextEra Energy 4. Dividend declarations are subject to discretion of board of directors of Dominion Energy 5. Based on business mix methodology used by the credit rating agencies 6. Downgrade thresholds noted are based on the S&P, Moody’s, and Fitch metrics for Funds From Operations/Debt, Cash Flow from Operations before Working Capital/Debt, and Debt/(Funds From Operations + Interest), respectively 7. At closing, Dominion Energy VA/NC is expected to receive a one-notch rating upgrade at S&P 8. As a beneficiary of a full and unconditional NextEra Energy parent guarantee of its debt, Dominion Energy is expected to be upgraded to NextEra Energy’s issuer credit ratings NextEra Energy + Dominion Energy 11

TEXT LEVELS Remove bullet on Level to create header text. The combined company would have unmatched scale, capabilities and Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to opportunities move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to • Largest utility and third largest energy infrastructure company in the country move down or up between the Scale text levels. 1 • Represents ~18% of the holdings of the S&P Utilities Index Level 1: Keep bold and remove bullet to make a paragraph • Four constructive rate-regulated jurisdictions • Level 2: Bulleted 2 • ~80% regulated / 90–95% regulated and long-term contracted paragraph text Diversification – Level 3: Bulleted • 15+ ways to grow paragraph text • Combined large-load customer pipeline of 130+ GW Power demand ALL WHITE BACKGROUND • Robust residential/retail customer protections To change the background to all growth white, right-click outside the • Service territories experiencing population and economic growth slide, and choose FORMAT background and change background color to white. • Rapidly deploying AI to drive efficiency • Unparalleled data and data analytics capabilities Innovation • Accelerating real-time technology deployment across operations • Best-in-class shareholder value proposition Total shareholder return • One of the highest target total shareholder returns in the industry 1. Market data as of May 15, 2026 2. Based on business mix methodology used by the credit rating agencies NextEra Energy + Dominion Energy 12

TEXT LEVELS Remove bullet on Level to create header text. The combined company would be the largest power company and third largest Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to company in the energy sector in the United States move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the 1 S&P 500 Energy and Utilities Sector Enterprise Value text levels. $ B Level 1: Keep bold and 709 remove bullet to make a paragraph • Level 2: Bulleted paragraph text – Level 3: Bulleted paragraph text 425 420 309 297 ALL WHITE BACKGROUND To change the background to all 188 183 white, right-click outside the 167 slide, and choose FORMAT 127 123 117 114 111 BACKGRUND and change background color to white. XOM CVX Pro Forma NEE SHEL DUK SO COP WMB AEP CEG MPC D The combined company would provide unmatched scale and experience to support America’s power needs NextEra Energy + Dominion Energy 13 1. Source: FactSet, data as of May 15, 2026

TEXT LEVELS Remove bullet on Level to create header text. The combined company would serve four of America’s fastest growing states Use the TAB key to move text to the next text level. 1 Use SHIFT key + TAB key to with total annual GDP of ~$4.0 T move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. Level 1: Keep bold and remove bullet to make a Virginia Florida paragraph South Carolina North Carolina • Level 2: Bulleted paragraph text – Level 3: Bulleted 4 paragraph text $1.8 T GDP - 15th largest 2x growth in electricity 2x population growth vs. 2x population growth vs. 2 5 5 economy in the world sales vs. nat’l avg. nat’l avg. last three years nat’l avg. last three years ALL WHITE BACKGROUND #1 global market for data 3x population growth vs. 4x population growth vs. 6 To change the background to all #1 income migration 3 5 5 white, right-click outside the center capacity nat’l avg. next three years nat’l avg. next three years slide, and choose FORMAT BACKGRUND and change background color to white. 20% higher GDP growth vs. 40% higher GDP growth vs. 4 4 Top 5 states for business Top 3 states for business nat’l avg. last three years nat’l avg. last three years The combined company’s scale and expertise in providing reliable and affordable power would support economic development in each of the four states 1. Source: Bureau of Economic Analysis 2. EIA 2021–2024 3. Cushman and Wakefield Americas Data Center Update H2 2025 4. CNBC’s “Top States for Business” 2021–2025 5. S&P Global as of April 15, 2026 NextEra Energy + Dominion Energy 14 6. Florida Chamber of Commerce

2 Good for Our Customers NextEra Energy + Dominion Energy 15

TEXT LEVELS Remove bullet on Level to create header text. NextEra Energy and Dominion Energy put Use the TAB key to move text to the next text level. customers first Use SHIFT key + TAB key to move text up to the previous text level. + Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. Level 1: Keep bold and remove bullet to make a paragraph • Level 2: Bulleted paragraph text Low rates High reliability All forms of – Level 3: Bulleted $2.25 billion paragraph text energy solutions total bill credits proposed for Dominion 1 Energy customers ~79% Virginia ~17% South Carolina ~3% North Carolina Outstanding Committed to the Large load pays customer service communities we serve their fair share 1. Paid over 24 months post close NextEra Energy + Dominion Energy 16

TEXT LEVELS Remove bullet on Level to create header text. The combined company’s shared common platform would benefit customers Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. Level 1: Keep bold and remove bullet to make a paragraph Supply Engineering & Technology Customer Artificial Talent, Culture • Level 2: Bulleted Chain Construction Relationships Intelligence & Experience paragraph text – Level 3: Bulleted paragraph text Remote Operating ALL WHITE BACKGROUND Operations Scale To change the background to all white, right-click outside the slide, and choose FORMAT BACKGRUND and change background color to white. Land Development Transmission Market Data, Analytics Balance Sheet Position Expertise Knowledge & Innovation Strength NextEra Energy + Dominion Energy 17

TEXT LEVELS Remove bullet on Level to create header text. U.S. power demand is coming from every sector, driving the need for more Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to generation move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to Power Demand Growth By Sector move down or up between the Combination would result in balanced Peak load increase, GW text levels. 2026E–2032E 3 Florida Power & Light Company growth across the four states 3 Dominion Energy Virginia and North Carolina Level 1: Keep bold and 1 1 U.S. Florida, Virginia, North Carolina, South Carolina 3 remove bullet to make a Dominion Energy South Carolina paragraph • Level 2: Bulleted paragraph text – Level 3: Bulleted 81 paragraph text 63% 53% Large load 59 ALL WHITE BACKGROUND 19% Electrification To change the background to all white, right-click outside the slide, and choose FORMAT Industrial BACKGRUND and change 15% background color to white. Residential Commercial 28% 22% 2 Large load Transportation 2026E 2032E Residential, Commercial, Industrial, Heating & Other 1. Source: IHS – Long-term North American Electricity Forecast (May 2025); GWh 2. Reflects total data center demand, as well as demand associated with efforts to reshore manufacturing facilities, electrification of oil and gas and LNG operations 3. FPL: Internal forecast, includes 8 GW of large load at FPL through 2032; Dominion Energy VA/NC: PJM Load forecast DOM zone summer peak; Dominion Energy SC: 2026 IRP Dominion Energy South Carolina winter peak NextEra Energy + Dominion Energy 18

Projects needed to serve new load demands are growing significantly in size and complexity

Project Size
MW, Illustrative



25x
5,000
200
Last 10 Years
Renewables/Storage
Today's Data Center Hubs
All Forms of Energy

Larger projects

Project CapEx
$ B, Illustrative



30x
~$15
~$0.5
Last 10 Years
Renewables/Storage[1]
Today's Data Center Hubs
All Forms of Energy[2]

More CapEx

Scale and a strong balance sheet matter more than ever, driving operating and capital efficiency to drive affordability while meeting increased power demand

1. Assumes 200 MW renewable project at ~$1,500/KW
2. Assumes 5,000 MW project, with 75% gas generation at $3,000/KW and 25% renewable generation at $1,500/KW

NextEra Energy + Dominion Energy | 19

The combined company's scale would enable significant buying power

Annual CapEx Forecast[1]
$ B


$59
$21
$16
$14
$14
$13
Combined NEE + D [2]
Utility A
Utility B
Utility C
Utility D
Utility E

Purchasing[3]
2021–2025

~43 MM	Solar panels
~11 MM	Fossil fleet parts
~9 MM	Nuclear fleet parts
~8 K	Battery containers
~2,500	Main power transformers

Buy More Efficiently

Build More Efficiently

Finance More Efficiently

Operate More Efficiently

1. Companies with highest annual forecasted CapEx among the top 10 utilities by market cap as of April 30, 2026
2. Pro Forma average annual CapEx 2027E–2032E
3. Combined NextEra Energy and Dominion Energy figures

NextEra Energy + Dominion Energy | 20

Since 2021, NextEra Energy and Dominion Energy have built more generation than the next 25 largest utilities combined 1 2021–2025 Power Generation Build GW Buy More Efficiently 38 Build More Efficiently Finance More Efficiently Operate More Efficiently NEE + D 2 Next 25 largest utilities The combined company would have the scale, experience and buying power to build more efficiently 1. Includes utility-scale solar, gas, wind, storage, nuclear; public investor-owned utilities only 2. Source: WoodMac; the last bar represents the combined total of the remaining 15 of the next 25 largest utilities NextEra Energy + Dominion Energy 21

The combined company's strong balance sheet would benefit customers

Credit Benefits from the Merger	**Before** S&P/Moody's/Fitch	**After** S&P/Moody's/Fitch
Upgrade of Dominion Energy Virginia credit ratings[1]	BBB+/A3/A-	A-/A3/A-
Upgrade of Dominion Energy HoldCo credit ratings[2]	BBB+/Baa2/BBB+	A-/Baa1/A-
Improvements in proforma downgrade thresholds[3]	18% / 14% 17%[4] / 4.3x	17% / 14% 16%[4] / 4.5x
Increase in NextEra Energy's regulated business mix[5]	>70%	>80%

1. Dominion Energy Virginia expected to receive a one-notch upgrade at S&P upon closing
2. As a beneficiary of a full and unconditional NextEra Energy parent guarantee of its debt, Dominion Energy HoldCo is expected to be upgraded to NextEra Energy's issuer credit ratings
3. Downgrade thresholds noted are based on the S&P, Moody's, and Fitch metrics for Funds From Operations/Debt, Cash Flow from Operations before Working Capital/Debt, and Debt/(Funds From Operations + Interest), respectively
4. Moody's dual metric threshold on a consolidated and off-credit treatment of renewables non-recourse debt basis, respectively
5. Based on business mix methodology used by the credit rating agencies

Buy More Efficiently

Build More Efficiently

Finance More Efficiently

Operate More Efficiently

NextEra Energy + Dominion Energy | 22

The combined company would strive to be best in class in operating costs

Cost Effectiveness
Non-Fuel O&M, $/MWh[1]


GOOD
~54% Lower
National Average
Combined

- **To meet the growing power demand, the combined company expects ~11% regulatory capital employed growth**
- **The combined company would be better equipped than ever to reduce operating costs as it efficiently invests smart capital, helping drive affordability**

NextEra Energy and Dominion Energy have a proven track record of operational performance that benefits customers

Buy More Efficiently

Build More Efficiently

Finance More Efficiently

Operate More Efficiently

1. FERC Form 1 non-fuel O&M; Industry 2024; excludes injuries and damages, pensions and benefits and other power supply expenses; FPL excludes one-time storm impacts; includes holding companies with >100k customers and utility-owned generation

NextEra Energy + Dominion Energy | 23

TEXT LEVELS Remove bullet on Level to create header text. Our combined ability to buy, build, finance and Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to operate more efficiently is expected to drive move text up to the previous text level. customer benefits Or use the Increase / Decrease List Level on the Home Tab to move down or up between the Together, we expect to lead across text levels. New Generation and Storage all forms of energy GW Level 1: Keep bold and remove bullet to make a ~115–150+ 10 + paragraph 4 11 • Level 2: Bulleted 16 paragraph text – Level 3: Bulleted 77–108 World leader in storage paragraph text ALL WHITE BACKGROUND World leader in renewables To change the background to all white, right-click outside the slide, and choose FORMAT BACKGRUND and change U.S. leader in gas-fired background color to white. generation NextEra Energy FPL Dominion Energy VA Storage Incremental Data Total Potential 2 Resources 2026–2032 VA/NC & SC IRPs Mandate Center Build 4 1 3 5 2026–2032 2026–2032 through 2030 Opportunity nd 2 largest nuclear fleet in U.S. Combined, we see the need and opportunity to develop 115+ GW of new generation over the next decade 1. NextEra Energy Resources development expectations 2. FPL 2026 TYSP through 2032 3. Dominion SC IRP of 0.2 GW, Dominion Energy VA/NC IRP of 4.8 GW + 5.8 GW of under construction/development; subject to regulatory approval 4. VA storage mandate of 4 GW by 2030 less 0.4 GW in plan/IRP; subject to regulatory approval 5. Includes 8 GW at FPL less 1.9 GW from TYSP through 2032; Dominion Energy ESA of 10.4 GW as of March 31, 2026, less ~6 GW coincident demand in forecast through 2032; “+” represents additional data center opportunities materializing from the 130+ GW data center opportunity NextEra Energy + Dominion Energy 24

3 Good for Our Team and the Communities We Serve NextEra Energy + Dominion Energy 25

TEXT LEVELS Remove bullet on Level to create header text. The combined company would be committed to its Use the TAB key to move text to the next text level. + Use SHIFT key + TAB key to customers, communities and employees move text up to the previous text level. Or use the Increase / Decrease Providing exceptional service to our customers List Level on the Home Tab to move down or up between the • Continued commitment to safe, reliable and affordable service text levels. • Our combined scale and platform is expected to benefit customers • Top-tier customer service scores Level 1: Keep bold and remove bullet to make a paragraph • Level 2: Bulleted Fostering growth in our communities paragraph text • Increased charitable giving by ~$10 MM/year for 5 years shared among Virginia, – Level 3: Bulleted paragraph text South Carolina and North Carolina • Complementary focus on volunteerism and community service • Continue helping low-income customers and families in hardship keep the lights on ALL WHITE BACKGROUND • Affordable, reliable power drives economic development in our communities To change the background to all white, right-click outside the slide, and choose FORMAT background and change Committed to our most valuable resource – our employees background color to white. • Combining two world-class teams with 200+ years of service • Continuity of leadership along with cross enterprise opportunities at a growing company • Maintaining strong local presences across all our communities • Dual headquarters in Juno Beach, FL and Richmond, VA, and operating headquarters in Cayce, SC • 18 months job protection post-close for Dominion Energy employees • Strong union relationships • Enhanced career opportunities NextEra Energy + Dominion Energy 26

TEXT LEVELS Remove bullet on Level to create header text. NextEra Energy and Dominion Energy share a Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to culture focused on delivering exceptional move text up to the previous text 1 Net Promoter Scores level. customer value Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. ~55–175% Better Industry’s = + Leading Team Level 1: Keep bold and remove bullet to make a 33 paragraph • Level 2: Bulleted paragraph text Culture and Core Values Culture and Core Values – Level 3: Bulleted 26 paragraph text Safety Safety First 19 ALL WHITE BACKGROUND To change the background to all Ethics Do the Right Thing white, right-click outside the 12 slide, and choose FORMAT BACKGRUND and change background color to white. Excellence Committed to Excellence Embrace Change Continuous Improvement Peer Dominion Dominion FPL average Energy SC Energy One Dominion Energy Treat People with Respect VA/NC 1. Source: Bain NPS Prism US Utilities (Q4 2025 rolling 12); FPL and Dominion Energy companies removed from peer average NextEra Energy + Dominion Energy 27

TEXT LEVELS Remove bullet on Level to create header text. The combined company would have dual headquarters, maintain strong Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to local leadership and provide enhanced career opportunities move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. Award-Winning Teams Dual Headquarters Career Opportunities Level 1: Keep bold and remove bullet to make a paragraph • Level 2: Bulleted Richmond, Virginia Dominion VA/NC and paragraph text Dual Headquarters Dominion SC maintain Fortune World’s Most – Level 3: Bulleted paragraph text strong local Admired Companies leadership 18 times in the Cross-enterprise last 20 years ALL WHITE BACKGROUND opportunities To change the background to all white, right-click outside the Cayce, South Carolina slide, and choose FORMAT BACKGRUND and change Operational Headquarters background color to white. Time Magazine’s Most Influential Companies Titans Category Growing company Juno Beach, Florida Dual Headquarters NextEra Energy + Dominion Energy 28

4 Good for Shareholders NextEra Energy + Dominion Energy 29

Best-in-class shareholder value We expect the combined company will deliver a proposition compelling long-term shareholder value proposition One of the highest target adjusted EPS growth rates NextEra Energy + Dominion 15+ ways to grow NextEra Energy 9%+ 8%+ 1 Long-Term Adj. EPS CAGR Target Largest regulated capital 1 Long-Term Adj. EPS CAGR Target investment opportunity in the 11% 10% industry by wide margin 2 Rate Base Growth 2 Rate Base Growth Unmatched large load >70% >80% opportunity 3 3 Estimated Regulated Business Mix Estimated Regulated Business Mix 8%+ Expect to double U.S.’s largest 9%+ 4 Operating Cash Flow Growth Target 5 generation fleet by 2032 Operating Cash Flow Growth Target 1 4 Utility State Diverse regulated footprint; Utility States 90%–95% regulated and long- 3 term contracted business mix We expect the merger to be immediately accretive to NextEra Energy One of the industry’s strongest adjusted EPS at closing balance sheets 1. 2025–2032E; Off a base of 2025 adjusted EPS of $3.71 2. 2025–2032E 3. Based on business mix methodology used by the credit rating agencies 4. 2025–2032E; off a NextEra Energy base of 2025 of $12.5 B NextEra Energy + Dominion Energy 30 5. 2025–2032E; off a 2025 pro forma base of $17.9 B

TEXT LEVELS Remove bullet on Level to create header text. The combined company is expected to be a leader across key industry metrics Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to and well positioned for attractive growth move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. Level 1: Keep bold and remove bullet to make a ~$249 B $138 B 9%+ 11.6+% paragraph • Level 2: Bulleted paragraph text Market Adj. EPS Target 2 3 2025A Rate Base Target TSR– Level 3: Bulleted 1 Capitalization Growth Rate paragraph text ALL WHITE BACKGROUND To change the background to all white, right-click outside the slide, and choose FORMAT BACKGRUND and change background color to white- $59 B 110 GW 11% 130+ GW Regulatory capital 4 6 Avg. Annual CapEx Generation Capacity Large Load Pipeline 5 employed growth 1. Market data as of May 15, 2026 2. As of December 31, 2025; includes regulated and invested capital at NextEra Energy and Dominion Energy, including electric and gas transmission 3. Pro forma long-term adjusted EPS growth target plus NextEra Energy current dividend yield 4. Pro forma average annual CapEx 2027E–2032E 5. From 2025–2032E; includes Dominion Energy, Florida Power & Light and NextEra Energy electric and gas transmission regulatory capital employed and invested capital 6. Represents contracted load progressing through formal interconnection and service authorization milestones at Dominion Energy; hub pipeline at NextEra Energy Resources and customer interest from large load customers at Florida Power & Light 31 NextEra Energy + Dominion Energy

TEXT LEVELS Remove bullet on Level to create header text. The combined company would be positioned for strong growth, with more than Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to 15 ways to grow balanced across regulated & long-term contracted businesses move text up to the previous text level. Or use the Increase / Decrease Illustrative timeline of when we expect investments to drive earnings growth List Level on the Home Tab to move down or up between the text levels. 2025 2030 2035+ Key Growth Drivers Level 1: Keep bold and Now and long-term remove bullet to make a Florida Power & Light paragraph Investing 2028+ FPL Large Load • Level 2: Bulleted paragraph text Dominion Energy VA & NC Now and long-term – Level 3: Bulleted Now and long-term paragraph text Dominion Energy SC Dominion Energy Large Load Now and long-term Electric Transmission Investing 2029+ ALL WHITE BACKGROUND Gas Transmission Investing 2029+ To change the background to all white, right-click outside the slide, and choose FORMAT Renewables Now and long-term background and change Storage background color to white. Now and long-term Gas Generation Investing 2029+ Nuclear Investing 2029+ NextEra Energy Resources Large Load Investing 2029+ Recontracting PPAs 2030+ Customer Supply Now and long-term Artificial Intelligence Now and long-term NextEra Energy + Dominion Energy 32 Regulated Long-term Contracted Business Business

TEXT LEVELS Remove bullet on Level to create header text. Combined company expects one of the industry’s highest regulatory capital Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to employed growth rates by making smart investments that benefit customers move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. 1 Regulated Capital Growth $ B Level 1: Keep bold and remove bullet to make a paragraph ~11% • Level 2: Bulleted paragraph text Regulatory Capital $270–$295 B – Level 3: Bulleted Employed Growth Rate ~80% paragraph text Increase in Regulatory Capital Employed ALL WHITE BACKGROUND $160–$175 B To change the background to all white, right-click outside the slide, and choose FORMAT BACKGRUND and change $90–$100 B background color to white. NextEra Energy 2027E Combined 2027E Combined 2032E NextEra Energy Dominion Energy 1. Includes NextEra Energy electric and gas transmission regulatory capital employed and invested capital 33 NextEra Energy + Dominion Energy

TEXT LEVELS Remove bullet on Level to create header text. Combined, NextEra Energy and Dominion Energy have unmatched large load Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to opportunities across the United States move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to Combining the coast-to-coast presence of NextEra Energy… move down or up between the 1 text levels. Large Load Pipeline GW Level 1: Keep bold and remove bullet to make a 132 GW paragraph • Level 2: Bulleted Largest, most experienced developer 21 GW paragraph text of all-forms-of-energy in the country – Level 3: Bulleted paragraph text 51 GW ALL WHITE BACKGROUND To change the background to all …with leading large load markets white, right-click outside the slide, and choose FORMAT background and change background color to white. 60 GW NextEra Energy Resources Dominion VA FPL Both companies are committed to protecting customer affordability and ensuring large load customers pay their fair share 1. Dominion VA includes 10.4 GW under Electric Service Agreements, 11.1 GW under Construction Letter of Authorization and 29.5 GW under Substation Engineering Letter of Authorization; includes total customer interest among all large load customers at FPL NextEra Energy + Dominion Energy 34

TEXT LEVELS Remove bullet on Level to create header text. The combined company has an opportunity to more than double the U.S.’s Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to largest generation fleet move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. 1 Top 10 Electric Generation Owners in the U.S. GW Level 1: Keep bold and >2x remove bullet to make a paragraph 225–260+ Potential Increase by 2032 • Level 2: Bulleted paragraph text – Level 3: Bulleted paragraph text ALL WHITE BACKGROUND To change the background to all 110 white, right-click outside the slide, and choose FORMAT background and change 80 background color to white. 2 56 55 49 45 37 32 30 25 25 D Pro Forma Pro Forma NEE 2032 Source: Company filings, FactSet 1. Reflects 2025 net owned regulated and non-regulated generation capacity unless otherwise noted 2. Pro forma to include peer’s acquisition of a 5.5 GW generation portfolio NextEra Energy + Dominion Energy 35

Business mix of the combined company is expected to be 90–95% regulated and long-term contracted Composition of Pro forma 1 Combined Business Mix 1 Regulated Business Mix NextEra Energy NextEra Energy + Dominion Energy 50–55% FPL 90–95% 5–10% Regulated and Long- 10% Dominion VA/NC Term Contracted 35–40% 10–15% 20% Dominion SC 5–8% NextEra Energy 2–5% Transmission 70%+ >80% Regulated Regulated Long-term contracted Other NEET Dominion SC Dominion VA/NC FPL 1. 2029E; based on business mix methodology used by the credit rating agencies NextEra Energy + Dominion Energy 36

TEXT LEVELS Remove bullet on Level to create header text. The combined company’s balance sheet is expected Use the TAB key to move text to the next text level. On average, utility peers Use SHIFT key + TAB key to to be one of the strongest in the industry move text up to the previous text have lower credit ratings level. 2 1 today than in 2001 Or use the Increase / Decrease Utility Credit Ratings List Level on the Home Tab to move down or up between the 60% text levels. YE 2001 50% Level 1: Keep bold and remove bullet to make a YE 2025 paragraph 40% • Level 2: Bulleted A- or better paragraph text 30% – Level 3: Bulleted 42% paragraph text 20% A- or better 10% 19% ALL WHITE BACKGROUND 0% To change the background to all A or higher A- BBB+ BBB BBB- Non-IG white, right-click outside the slide, and choose FORMAT BACKGRUND and change background color to white. Upgraded credit ratings expected for Improved downgrade thresholds Dominion Energy VA/NC and expected for NextEra Energy: 100 bps NextEra Energy remains 3 4 Dominion Energy S&P and Moody’s; point-two turn Fitch committed to our current For more than 15 years, NextEra Energy has consistently maintained its credit ratings A-/Baa1/A- credit ratings with no ratings or outlook volatility 1. Ratings based upon S&P’s scale and sourced from EEI’s Q4 2025 ‘Utility Credit Ratings Distribution’ 2. Includes U.S. electric IOUs; rating applies to utility holding company entity 3. At closing, Dominion Energy VA/NC is expected to receive a one-notch rating upgrade at S&P; as a beneficiary of a full and unconditional NextEra Energy parent guarantee of its debt, Dominion Energy HoldCo is expected to be upgraded to NextEra Energy’s issuer credit ratings 4. Downgrade thresholds noted (S&P 18% to 17%; Moody’s 17% to 16%; Fitch 4.3x to 4.5x) are based on the S&P, Moody’s, and Fitch metrics for Funds From Operations/Debt, Cash Flow from Operations before Working Capital/Debt, and Debt/(Funds From Operations + Interest), respectively NextEra Energy + Dominion Energy 37

The combined company's expected strong, diversified cash flows would enhance its balance sheet strength while minimizing equity needs

Forecasted Annual Equity
As a % of market cap[1]



$249 B
~$4 B
~1.6% of market cap

Annual Forecasted Equity Issuances (2027E–2032E)

- ~$4 B on average per year[2]
- ~1.6% of market cap[1]
- ~1.2% of ADTV[3]
- Continued use of equity units and a combined ATM program

1. Market capitalization as of May 15, 2026
2. 2027E–2032E
3. Annualized percent ADTV based on average annual equity issuances divided by ADTV over the period from May 1, 2025 to April 30, 2026 times share price as of April 30, 2026

NextEra Energy + Dominion Energy | 38

TEXT LEVELS Remove bullet on Level to create header text. We believe the combined company would remain well positioned to drive Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to strong adjusted earnings per share growth move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to 1 move down or up between the Pro Forma Financial Expectations text levels. Level 1: Keep bold and Adjusted Earnings Per Share Expectations remove bullet to make a paragraph 2025–2035E • Level 2: Bulleted Expect 9%+ CAGR through 2032 off 2025 paragraph text 9%+ Long-term 2 adjusted EPS 2 – Level 3: Bulleted Target paragraph text 9%+ Long-term 2 Expectations Targeting 9%+ CAGR through 2035 off 2025 ALL WHITE BACKGROUND 2 adjusted EPS To change the background to all white, right-click outside the slide, and choose FORMAT BACKGRUND and change $3.92–$4.02 $3.71 background color to white. 3 Operating Cash Flow growth expected to be at or above adjusted EPS growth rate range 6% per year dividend growth policy from year- 2025 2026E 2027E 2028E 2032E 2035E 4 end 2026 through 2028 1. Subject to our caveats; reaffirming NextEra Energy stand-alone financial expectations; revised expectations assume transaction closing in 12-18 months and exclusion of bill credits from adjusted EPS 2. 2025 adjusted EPS of $3.71 3. 2025 pro forma base of $17.9 B 4. Off a 2026E base; dividend declarations are subject to the discretion of the board of directors of NextEra Energy; excludes a one-time cash payment of $360 MM to Dominion Energy shareholders at closing to compensate for the change in dividend policy NextEra Energy + Dominion Energy 39

We believe the combined company has additional opportunities to drive upside growth to adjusted EPS expectations beyond 9%+[1]

- ✓ **~11% regulatory** capital employed **CAGR** through **2032**
- ✓ Execute against the **development expectations,** which includes **15 GW** of large load hubs **by 2035**

Upsides to Growth

- ✓ **FPL and Dominion Energy's large-load opportunities** expand & accelerate
- ✓ **Energy Resources large-load opportunities** expand & accelerate
- ✓ **Increased CapEx at Dominion Energy Virginia** to meet storage goals and reduce capacity and reserve margin deficits to enhance reliability while keeping bills affordable
- ✓ **Continued improvement in returns** or high end of development expectations
- ✓ **SMRs** pulled into expectations period
- ✓ **Project-level M&A**
- ✓ SaaS revenue enabled by **AI partnership with Google Cloud**
- ✓ **New growth opportunities** over the next 10 years

1. 2025–2032E CAGR

NextEra Energy + Dominion Energy | 40

5 Path to Close NextEra Energy + Dominion Energy 41

TEXT LEVELS Remove bullet on Level to create header text. Subject to regulatory approvals, we expect the merger to close in 12-18 Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to months move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 move down or up between the text levels. Level 1: Keep bold and 1 Transaction Federal regulatory applications / regulatory approval process : remove bullet to make a paragraph Announcement FERC, NRC, HSR • Level 2: Bulleted paragraph text 1 – Level 3: Bulleted State regulatory applications / regulatory approval process : paragraph text NCUC, PSCSC, VSCC ALL WHITE BACKGROUND File Form S-4/Joint Proxy To change the background to all Statement white, right-click outside the slide, and choose FORMAT BACKGRUND and change NEE and D background color to white. Shareholder Meetings Receive required approvals Close merger 1. Federal Energy Regulatory Commission (FERC); Nuclear Regulatory Commission (NRC); Hart-Scott-Rodino Anti-Trust Act (HSR); North Carolina Utilities Commission (NCUC); Public Service Commission of South Carolina (PSCSC); Virginia State Corporation Commission (VSCC) NextEra Energy + Dominion Energy 42

6 Key Takeaways NextEra Energy + Dominion Energy 43

TEXT LEVELS Remove bullet on Level to create header text. We expect the combined company’s scale will create Use the TAB key to move text to the next text level. NextEra Energy and Dominion Use SHIFT key + TAB key to significant benefits for customers, employees, the Energy combined move text up to the previous text level. communities we serve and shareholders Or use the Increase / Decrease 9%+ Adjusted EPS growth List Level on the Home Tab to Strategic Drivers 2 move down or up between the rate text levels. Creates largest regulated utility and power company in America, diversified across several jurisdictions Level 1: Keep bold and 1 One of the strongest balance sheets in the sector + 100 bps improvement in downgrade threshold metric remove bullet to make a ~11% regulatory capital paragraph 3 Stronger credit profile for Dominion Energy and Dominion Energy Virginia employed growth • Level 2: Bulleted paragraph text – Level 3: Bulleted World-class supply chain with unmatched buying power paragraph text 130+ GW large load Strongest large load opportunity set in the country (FL, VA, NC, SC – and across America) 4 pipeline 2nd largest nuclear fleet in the United States ALL WHITE BACKGROUND To change the background to all white, right-click outside the Largest gas generation fleet in the United States Top decile operator across slide, and choose FORMAT BACKGRUND and change technologies Global leader in renewables and energy storage background color to white. Capital and operational enhancements across generation, distribution and transmission ~80% regulated / 90–95% regulated and long-term Industry leader in data, analytics, and AI-driven capabilities 5 contracted Industry leading management team with strong continuity across the enterprise ‘A-/Baa1/A-’ One of the industry’s leading adjusted earnings growth, cash flow growth and TSR targets 1. S&P Ratings and Moody’s rated balance sheet 2. 2025–2032E 3. From 2025–2032E; includes Dominion Energy, Florida Power & Light and NextEra Energy electric and gas transmission regulatory capital employed and invested capital 4. 48.5 GW at Dominion Energy, 21 GW at Florida Power & Light and >60 GW at NextEra Energy Resources NextEra Energy + Dominion Energy 44 5. Based on business mix methodology used by the credit rating agencies

Appendix 45

NextEra Energy has a diversified and balanced funding plan that is centered on stable cash flows and access to large, liquid capital markets

Pro Forma NextEra Energy Funding Plan[1]
$ B, 2027E–2032E



~$185–$210
~($115)–($90)
~$155–$180
~$105–$130
~$20–$28
~$2–$4
~($57)–($50)
~$335–$375
2027E–2032E Cash From Operations
Debt Maturities
Corporate Debt Issuances
Asset Level Financings
Equity Issuance
Asset Recycling
Dividend 2
2027E–2032E Total

1. Expected pro forma funding plan for 2027 through 2032; excludes capital expenditures and related cash proceeds for build-own-transfers, which are typically funded through progress payments; conversion from previously issued equity units is included in Corporate Debt Issuances; includes full year 2027 for Dominion Energy
2. Dividend declarations are subject to the discretion of the board of directors of NextEra Energy and Dominion Energy

NextEra Energy + Dominion Energy | 46

Operating cash flow accounts for ~90% of forecasted invested capital net of tax equity and project finance after accounting for longer dated investments

Pro Forma NextEra Energy Invested Capital Walk 2027E–2032E[1]
$ B, 2027E–2032E


~$335–$375
~($105)–($130)
~($2)–($4)
~($5)–($15)
~$215–$235
~$185–$210
~90%
2027E–2032E Total CapEx
Asset Level Financings
Asset Recycling
CapEx for post
CODs2
Net Corporate CapEx
2027E–2032E Cash From Operation

1. Excludes capital expenditures and related cash proceeds for build-own-transfers, which are typically funded through progress payments
2. Net of asset level financings associated with this CapEx

NextEra Energy + Dominion I
Energy | 47

TEXT LEVELS Remove bullet on Level to create header text. Prospective Pro Forma NextEra Energy Organizational Structure and Expected Post- Use the TAB key to move text to the next text level. Closing Issuer Credit Ratings Use SHIFT key + TAB key to move text up to the previous text level. New NextEra Energy, Inc. Parent Corporate NextEra Or use the Increase / Decrease 1 Energy List Level on the Home Tab to Guarantee of Dominion Energy, Inc. Debt NextEra Energy Entity move down or up between the Issuer Rating: Existing NextEra Energy, Inc. Parent Corporate text levels. 1 A- / Baa1 / A- Dominion Energy Entity Guarantee of NextEra Energy Capital Holdings, Inc. Debt Level 1: Keep bold and remove bullet to make a paragraph Dominion Energy • Level 2: Bulleted Issuer Rating: paragraph text A- / Baa1 / A- – Level 3: Bulleted (post closing) NextEra paragraph text Dominion FPL Energy Capital Energy Holdings Virginia SCANA Corp. Issuer Rating: Issuer Rating: Issuer Rating: Not Rated A / A1 / A A- / Baa1 / A- ALL WHITE BACKGROUND A- / A3 / A- (post closing) To change the background to all 50% ownership white, right-click outside the slide, and choose FORMAT Dominion Dominion NextEra NextEra BACKGRUND and change Energy South Energy South Dominion Energy Energy background color to white. Carolina Carolina Energy OSW Resources Transmission Generating Project, LLC Issuer Rating: Project Specific Subsidiary Co. Ratings Specific Ratings Not Rated BBB+ / Baa1 / A- Not Rated (post closing) Contracted Millstone and FERC- Peripheral Wind, Solar, other long term Businesses Regulated Storage contracted Pipelines and Other Assets assets Assets Project Specific Project Specific Not Rated Ratings Not Rated Ratings 1. NextEra Energy, Inc. to put in place at closing a parent guarantee of Dominion Energy, Inc. holding company debt comparable to its Guarantee dated October 14, 1998, by and between NextEra Energy, Inc. (Guarantor) and NextEra Energy Capital Holdings, Inc. that establishes Guarantor fully and unconditionally guarantees prompt and full payment of NextEra Energy Capital Holdings, Inc. debt, removing structural subordination to equalize ratings and provide ratings parity NextEra Energy + Dominion Energy 48

TEXT LEVELS Remove bullet on Level to create header text. Reconciliation of GAAP Net Income to Adjusted Earnings Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to Attributable to NextEra Energy, Inc. (Twelve Months Ended December 31, 2025) move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to Energy Corporate NextEra move down or up between the text levels. (millions, except per share amounts) FPL Resources & Other Energy, Inc. Net Income (Loss) Attributable to NextEra Energy, Inc. $ 5,012 $ 2,975 $ (1,152) $ 6,835 Level 1: Keep bold and remove bullet to make a Adjustments - Pretax: paragraph Net losses (gains) associated with non-qualifying hedges - (38) 401 363 • Level 2: Bulleted paragraph text Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net - (114) - (114) – Level 3: Bulleted paragraph text XPLR Infrastructure, LP investment gains – net - 876 - 876 Less related income tax expense (benefit) - (176) (101) (277) Adjusted Earnings (Loss) $ 5,012 $ 3,523 $ (852) $ 7,683 ALL WHITE BACKGROUND To change the background to all white, right-click outside the slide, and choose FORMAT Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution) $ 2.42 $ 1.44 $ (0.56) $ 3.30 BACKGRUND and change background color to white. Adjustments - Pretax: Net losses (gains) associated with non-qualifying hedges - (0.02) 0.20 0.18 Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net - (0.05) - (0.05) XPLR Infrastructure, LP investment gains – net - 0.42 - 0.42 Less related income tax expense (benefit) - (0.09) (0.05) (0.14) Adjusted Earnings (Loss) Per Share $ 2.42 $ 1.70 $ (0.41) $ 3.71 NextEra Energy + Dominion Energy 49

TEXT LEVELS Remove bullet on Level to create header text. Definitional information Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the NextEra Energy, Inc. Adjusted Earnings Expectations (including subsidiaries as applicable) text levels. This presentation refers to adjusted earnings per share expectations. NextEra Energy does not provide a quantitative reconciliation of forward-looking adjusted earnings per share to earnings per share, the most directly comparable GAAP financial measure, because certain information needed to reconcile these measures is not available without unreasonable Level 1: Keep bold and remove bullet to make a efforts due to the inherent difficulty in forecasting and quantifying these measures. These items include, but are not limited to, the effects of non-qualifying hedges and unrealized paragraph gains and losses on equity securities held in NextEra Energy Resources, LLC's nuclear decommissioning funds and other than temporary impairments. These items could • Level 2: Bulleted significantly impact GAAP earnings per share. Adjusted earnings expectations and other forward-looking statements assume, among other things: normal weather and operating paragraph text conditions; positive macroeconomic conditions in the U.S. and Florida; supportive commodity markets; current forward curves; public policy support for wind, solar and storage – Level 3: Bulleted development and construction; market demand for generation development and capacity needs; market demand and policy support for transmission development and expansion; paragraph text market demand for pipeline capacity; access to capital at reasonable cost and terms; rate case outcomes consistent with historical; no adverse litigation decisions; and no changes to governmental policies or incentives. ALL WHITE BACKGROUND To change the background to all white, right-click outside the slide, and choose FORMAT BACKGRUND and change background color to white. NextEra Energy + Dominion Energy 50

TEXT LEVELS Remove bullet on Level to create header text. Cautionary Information Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the No offer or solicitation text levels. This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or Level 1: Keep bold and remove bullet to make a qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of paragraph the Securities Act of 1933, as amended. • Level 2: Bulleted paragraph text Additional Information about the Transactions and Where to Find It – Level 3: Bulleted paragraph text In connection with the proposed transactions, NextEra Energy intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of NextEra Energy and Dominion Energy that also constitutes a prospectus of NextEra Energy. Each of NextEra Energy and Dominion Energy may also file other relevant documents with the SEC regarding the proposed transactions. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that NextEra Energy or Dominion Energy may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of NextEra Energy ALL WHITE BACKGROUND and Dominion Energy. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY To change the background to all OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN white, right-click outside the THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTERA ENERGY, DOMINION slide, and choose FORMAT BACKGRUND and change ENERGY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. background color to white. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (if and when available) and other documents containing important information about NextEra Energy, Dominion Energy and the proposed transactions, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by NextEra Energy will be available free of charge on NextEra Energy’s website at http://www.investor.nexteraenergy.com/ or by contacting NextEra Energy’s Investor Relations Department by email at investors@nexteraenergy.com or by phone at (800) 222-4511. Copies of the documents filed with the SEC by Dominion Energy will be available free of charge on Dominion Energy’s website at http://investors.dominionenergy.com or by contacting Dominion Energy’s Investor Relations Department by email at investor.relations@dominionenergy.com or by phone at (804) 819-2438. NextEra Energy + Dominion Energy 51

TEXT LEVELS Remove bullet on Level to create header text. Cautionary Information (continued) Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to Participants in the Solicitation move down or up between the text levels. NextEra Energy, Dominion Energy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Level 1: Keep bold and remove bullet to make a Information about the directors and executive officers of NextEra Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in paragraph (i) NextEra Energy’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 1, 2026, including under the headings “Proposal 1: Election • Level 2: Bulleted as directors of the nominees specified in this proxy statement,” “Director Compensation,” “Executive Compensation,” and “Common Stock Ownership of Certain Beneficial Owners paragraph text and Management,” (ii) NextEra Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 13, 2026, including – Level 3: Bulleted under the heading “Item 1. Business—Information About Our Executive Officers,” (iii) to the extent certain holdings of NextEra Energy securities by its directors or executive officers paragraph text have changed since the amounts set forth in NextEra Energy’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC. ALL WHITE BACKGROUND Information about the directors and executive officers of Dominion Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in To change the background to all white, right-click outside the (i) Dominion Energy’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 19, 2026, including under the headings “Item 1: Election slide, and choose FORMAT of Directors – Director Nominees, “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and BACKGRUND and change Management,” (ii) Dominion Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 23, 2026, including background color to white. under the heading “Information about our Executive Officers,” and (iii) to the extent certain holdings of Dominion Energy securities by its directors or executive officers have changed since the amounts set forth in Dominion Energy’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by NextEra Energy and Dominion Energy will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by NextEra Energy and Dominion Energy will be available free of charge through the sources indicated above. NextEra Energy + Dominion Energy 52